Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

The Company has analyzed its operations subsequent to December 31, 2019 and noted the following subsequent events:

The Company’s operations may be affected by the recent and ongoing outbreak of the coronavirus disease 2019 (COVID-19) which in March 2020, was been declared a pandemic by the World Health Organization. The ultimate disruption which may be caused by the outbreak is uncertain; however it may result in a material adverse impact on the Company’s financial position, operations and cash flows. Possible areas that may be affected include, but are not limited to, disruption to the Company’s customers and revenue, labor workforce, and the decline in value of assets held by the Company, including, property and equipment.

On February 5, 2020 the Company entered into separate Exchange Agreements (the “Exchange Agreements”) with the holders of existing Series H-5 Convertible Preferred Stock (the “Series H-5 Shares”), par value $0.0001 per share, to exchange an equivalent number of shares of the Company’s Series H-6 Convertible Preferred Stock (the “Series H-6 Shares”), par value $0.0001 per share (the “Exchange”). The Exchange closed on February 5, 2020.

On February 12, 2020, the Company received a notice from the New York State Department of Labor stating the Company has a negative balance in their experience rating account of approximately $165,000. The notice states the Company may make a voluntary payment of approximately $165,000. The Company does not expect to make this payment which will result in an increase to their future unemployment insurance rates. The Company will need to pay the max rate for a three-year period for not making the payment.

Subsequent to December 31, 2019, investors converted 4,900 shares of Series H-6 Shares into 490,000 shares of Common Stock.